UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

AESI Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41640	88-0523830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive, Suite 500 Austin, Texas	78730
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (512) 220-1200

Atlas Energy Solutions Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AESI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 2, 2023, AESI Holdings Inc. (f/k/a Atlas Energy Solutions Inc.), a Delaware corporation (the “Company” or “Old Atlas”) completed the previously announced Reorganization (as defined below) contemplated by the Master Reorganization Agreement (the “Master Reorganization Agreement”), dated as of July 31, 2023, by and among the Company, Atlas Energy Solutions Inc. (f/k/a New Atlas HoldCo Inc.), a Delaware corporation (“New Atlas”), Atlas Sand Operating, LLC, a Delaware limited liability company (“Opco”), AESI Merger Sub Inc., a Delaware corporation (“PubCo Merger Sub”), Atlas Operating Merger Sub, LLC, a Delaware limited liability company (“Opco Merger Sub” and, together with PubCo Merger Sub, the “Merger Subs”), and Atlas Sand Holdings, LLC, a Delaware limited liability company (“Holdings”), in order to, among other things, reorganize under a new public holding company (the “Reorganization”).

Pursuant to the Master Reorganization Agreement, (a) PubCo Merger Sub merged with and into the Company (the “PubCo Merger”), as a result of which (i) each share of Class A common stock, par value $0.01 per share, of the Company (“Old Atlas Class A Shares”) then issued and outstanding was exchanged for one share of common stock of New Atlas, par value $0.01 per share (the “New Atlas Common Stock”), (ii) all of the shares of Class B common stock, par value $0.01 per share, of the Company (“Old Atlas Class B Shares”) then issued and outstanding were surrendered and cancelled for no consideration and (iii) the Company survived the PubCo Merger (in such capacity, the “Surviving Corporation”) as a direct, wholly owned subsidiary of New Atlas; and (b) Opco Merger Sub merged with and into Opco (the “Opco Merger” and, together with the PubCo Merger, the “Mergers”), as a result of which (i) each common unit of Opco (“Opco Unit”) then issued and outstanding, other than those Opco Units held by the Company, was exchanged for one share of New Atlas Common Stock and (ii) Opco became a wholly owned subsidiary (partially direct and partially indirect through the Surviving Corporation (i.e., the Company)) of New Atlas.

In connection with the Reorganization:

•

each of the Old Atlas Class A Shares issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”) was exchanged for one share of New Atlas Common Stock and the holders of Old Atlas Class A Shares became stockholders of New Atlas;

•	all of the Old Atlas Class B Shares issued and outstanding immediately prior to the Effective Time were surrendered and cancelled for no consideration;

•

each Opco Unit issued and outstanding immediately prior to the Effective Time, other than Opco Units held by the Company, was exchanged for one share of New Atlas Common Stock, and the holders of such Opco Units became stockholders of New Atlas;

•

the Company continues to hold all of the issued and outstanding Opco Units it held as of immediately prior to the Effective Time, such Opco Units were otherwise unaffected by the Reorganization (including the Opco Merger), and such Opco Units, together with the Opco Units received by New Atlas in connection with the Opco Merger, constitute all of the Opco Units currently issued and outstanding;

•	the Company became a direct, wholly owned subsidiary of New Atlas, and all of the Old Atlas Class A Shares then held by New Atlas were recapitalized into a single share;

•

as of the Effective Time, New Atlas assumed (a) the Atlas Energy Solutions Inc. Long Term Incentive Plan (the “LTIP”), (b) all awards of restricted stock units and performance share units, in each case, whether vested or unvested, that were then outstanding under the LTIP, (c) the grant notices and agreements evidencing such awards, and (d) the then remaining unallocated share reserve issuable under the LTIP; and the terms and conditions that were in effect immediately prior to the Reorganization under each outstanding award assumed by New Atlas continue in full force and effect after the Reorganization, with certain exceptions to reflect the completion of the Reorganization, such as each award denominated with reference to shares of New Atlas Common Stock instead of Old Atlas Class A Shares and the performance share unit awards being in reference to performance of New Atlas instead of performance of the Company (with respect to the portion of the applicable performance period following the Reorganization);

•

as of the Effective Time, (a) New Atlas assumed the Company’s existing Management Change in Control Severance Plan (and each participation agreement thereunder that was then outstanding) and (b) the terms and conditions of the director compensation program applicable to members of the board of directors of the Company (the “Board”) (and any committees thereof) were applied instead to members of the board of directors of New Atlas (and any committees thereof) (and any portion of such compensation to be granted in the form of equity-based awards will be granted in awards denominated with reference to shares of New Atlas Common Stock instead of Old Atlas Class A Shares); and

•

the Company changed its name from “Atlas Energy Solutions Inc.” to “AESI Holdings Inc.,” and New Atlas changed its name from “New Atlas HoldCo Inc.” to “Atlas Energy Solutions Inc.” New Atlas was approved to have the shares of New Atlas Common Stock listed on the New York Stock Exchange under the ticker symbol “AESI,” the trading symbol previously used by the Company.

After completion of the Reorganization, New Atlas replaced the Company as the publicly held entity and, through its subsidiaries, will conduct all of the operations previously conducted by the Company, and the Company will remain the managing member of Opco.

The foregoing description is not complete and is qualified in its entirety by reference to the Master Reorganization Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2023 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Registration Rights Agreement

On October 2, 2023, the Company entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) with New Atlas and certain stockholders identified on the signature pages thereto. Pursuant to the A&R Registration Rights Agreement, New Atlas agreed to register the sale of shares of New Atlas Common Stock under certain circumstances, as described below. The A&R Registration Rights Agreement was entered into in order to, among other things, provide for the assumption of the Company’s obligations thereunder by New Atlas. The A&R Registration Rights Agreement is substantially similar to the Registration Rights Agreement, dated March 8, 2023, by and among the Company and the signatories thereto, but contains certain administrative and clarifying changes to reflect the transition from a dual class capital structure to a single class of common stock.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report and incorporated in this Item 1.01 by reference.

Amended and Restated Stockholders’ Agreement

On October 2, 2023, the Company entered into an amended and restated stockholders’ agreement (the “A&R Stockholders’ Agreement”) with the Company and certain stockholders identified on the signature pages thereto (the “Principal Stockholders”). The A&R Stockholders’ Agreement was entered into in order to, among other things, provide for the assumption of the Company’s obligations thereunder by New Atlas. The A&R Stockholders’ Agreement is substantially similar to the Stockholders’ Agreement, dated March 8, 2023 by and among the Company and the signatories thereto, but contains certain administrative and clarifying changes to reflect the transition from a dual class capital structure to a single class of common stock.

The foregoing description is not complete and is qualified in its entirety by reference to to the full text of the A&R Stockholders’ Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated in this Item 1.01 by reference.

Amended and Restated Limited Liability Company Agreement of Atlas Sand Operating, LLC

On October 2, 2023, in connection with the Reorganization, the members of Opco entered into the Second Amended and Restated Limited Liability Company Agreement of Atlas Sand Operating, LLC (the “A&R Opco LLC Agreement”) to reflect the receipt by New Atlas of Opco Units in the Opco Merger and the admission of New Atlas as a member of Opco and to provide for the governance of Opco following the Reorganization.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the A&R Opco LLC Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.03 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Reorganization, Old Atlas Class A Shares were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “AESI.” On October 2, 2023 (the “Closing Date”), in connection with the consummation of the Reorganization, the Company notified the NYSE that the Mergers had been consummated and requested that the trading of Old Atlas Class A Shares on the NYSE be suspended and that the listing of such shares on the NYSE be withdrawn prior to the opening of the market on October 3, 2023. In addition, the Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of Old Atlas Class A Shares from the NYSE and to deregister the Old Atlas Class A Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NYSE filed the Form 25 on the Closing Date. The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of the Registrant.

Immediately following the Reorganization, as a result of the consummation of the PubCo Merger, the Company became a wholly owned subsidiary of New Atlas. Immediately following the Reorganization, as a result of the consummation of the Opco Merger, Opco Merger Sub merged with and into the Opco, with Opco surviving the Opco Merger as a wholly owned subsidiary (partially direct and partially indirect through the Surviving Corporation (i.e., the Company)) of New Atlas.

The information set forth in the Introductory Note, Item 1.01, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing Date, in connection with the consummation of the Reorganization, each of Gayle Burleson, Stacy Hock, A. Lance Langford, Mark P. Mills, Douglas Rogers, Gregory M. Shepard and Robb L. Voyles ceased serving as a director on the Board. These departures were solely in connection with the Reorganization and not a result of any disagreements between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2023, in connection with the Reorganization, the Company (a) amended and restated its amended and restated certificate of incorporation and its amended and restated bylaws to reflect the changes contemplated by the Master Reorganization Agreement and described in the Information Statement/Prospectus and (b) changed the corporate name of the Company from “Atlas Energy Solutions Inc.” to “AESI Holdings Inc.”

The foregoing description is not complete and is qualified in its entirety by reference to Exhibit 3.1 and Exhibit 3.2 to this Current Report, which are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On October 2, 2023, New Atlas issued a press release announcing the closing of the Reorganization. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, are being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Master Reorganization Agreement, dated as of July 31, 2023 by and among Atlas Energy Solutions Inc., Atlas Sand Operating, LLC, New Atlas HoldCo Inc., AESI Merger Sub Inc., Atlas Operating Merger Sub, LLC and Atlas Sand Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (Commission File No. 001-41640) filed on August 1, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on October 2, 2023.

3.2	Second Amended and Restated Bylaws of the Company, effective as of October 2, 2023.

4.1	Amended and Restated Registration Rights Agreement, dated October 2, 2023, by and between the Company, New Atlas, and the signatories thereto.

10.1	Amended and Restated Stockholders’ Agreement, dated October 2, 2023, by and between the Company, New Atlas, and the signatories thereto.

10.2	Second Amended and Restated Limited Liability Company Agreement of Atlas Sand Operating, LLC, dated as of October 2, 2023.

99.1	Press Release of New Atlas, dated as of October 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AESI Holdings Inc.
(f/k/a Atlas Energy Solutions Inc.)

By:	/s/ John Turner
Name:	John Turner
Title:	President and Chief Financial Officer

Date: October 3, 2023